SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.   20549

                    ________________


                        FORM 8-K

                    ________________


                     Current Report
         Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 23, 1997
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                 ATLANTIC RICHFIELD COMPANY
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  (Exact name of registrant as specified in its charter)


                          Delaware
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         (State or other jurisdiction of incorporation)


           1-1196                           23-0371610
   ------------------------       --------------------------------
   (Commission File Number)       (IRS Employer Identification No.)


   515 South Flower Street, Los Angeles, California        90071
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           (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (213) 486-3511
                                                   ----------------


                           Not Applicable
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 (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Press Release, dated June 23, 1997, announcing the election of Michael E. Wiley to ARCO's Board of Directors.

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



                        SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC RICHFIELD COMPANY

                                /s/ ALLAN L. COMSTOCK
                              _______________________________
                                Allan L. Comstock
                                Vice President and Controller


Dated:  June 23, 1997


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